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                                                                   Exhibit 10.3

                                    AMENDMENT
                                       TO
                    AGREEMENT FOR SALE AND PURCHASE OF ASSETS


This Amendment is made and entered into this 4th day of June, 1998, by and among Strategic Distribution, Inc., a Delaware corporation ("Strategic"); American Technical Services Group, Inc., a Delaware corporation ("ATSG"); ATS Phoenix, Inc., a Delaware corporation ("ATS"; ATSG and ATS are hereinafter referred to as "Sellers"); SPEC/ATS, Inc. a Pennsylvania corporation ("Purchaser"); and SPEC Group Holdings, Inc. ("SPEC").

                                    RECITALS

A. On April 22, 1998, Strategic, ATSG, ATS, Purchaser and SPEC (the "Parties") entered into Agreement for Sale and Purchase of Assets (the "Agreement");

B. Certain conditions to the Closing of the transactions contemplated by the Agreement have not occurred.

C.   The Parties wish to amend the Agreement upon the terms set forth herein.

Now, therefore, in consideration of the mutual representations, warranties, covenants and agreements contained in this Amendment, and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

1. Section 1.01 is hereby amended to change the Closing Date from May 19, 1998, to the date of execution of this Amendment.

2. The second sentence of Section 14.09 is hereby amended and restated as follows: "The parties agree that the Closing shall be deemed to be effective for all purposes as of 12:01 a.m. on June 1, 1998.

3.   Section 3.02(1) is hereby amended and restated in its entirety as follows:

         "1. Cash at Closing. A payment of $700,000 shall be made in cash at Closing (as adjusted, the "Base Purchase Price"), such amount to be subsequently adjusted as provided in Section 3.05 below."

4. Section 3.02(2) is hereby amended and restated in its entirety.

         "2. Earn-Out Payment. In addition to the Base Purchase Price, an Earn-Out Payment ("Earn-Out Payment"), if any, shall be determined based on Gross Profit of the Business for the twelve month period beginning June 1, 1998 and ending May 31, 1999 (the "Earn-Out Period") as follows: (i) if Gross Profit of the Post-Closing Business during the Earn-Out

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     Period is less than $1,300,000, no Earn-Out Payment will be payable; (ii)
     if Gross Profit of the Post-Closing Business during the Earn-Out Period is greater than $1,300,000 and less than or equal to $1,750,000, the Earn-Out Payment will be an amount equal to 25% of the total Gross Profit; and
     (iii) if Gross Profit of the Post-Closing Business during the Earn-Out Period is greater than $1,750,000, the Earn-Out Payment will be an amount equal to 40% of the total Gross Profit; provided that the aggregate amount of the Earn-Out Payment shall not exceed $1,500,000. For purposes of this Agreement, "Gross Profit" shall mean the gross profit of the Post-Closing Business calculated in accordance with generally accepted accounting principles applied on a basis consistent with historic practices of SPEC. For purposes of this Agreement, "Post-Closing Business" shall mean the Business acquired by the Purchaser hereunder plus any business generated by those current employees of Sellers who are employed by Purchaser. As soon as practicable and in any event within sixty (60) days following the end of the Earn-Out Period, Purchaser shall prepare and deliver to Sellers a statement (the "Earn-Out Statement") setting forth the Gross Profit of the Post-Closing Business for the Earn-Out Period, together with a calculation of the amount of any Earn-Out Payment payable by the Purchaser. Any Earn-Out Payment shall be payable by the Purchaser within 15 days of the day that Sellers notify Purchaser that they agree with the Earn-Out Statement. In the event of any dispute or failure to reach agreement with respect to the amount of the Earn-Out Payment, if any, the applicable Earn-Out Payment shall be determined by the Arbiter (as defined in Section 3.04). Notwithstanding anything to the contrary contained herein, Purchaser shall have no liability or obligation to Sellers or Strategic of any nature whatsoever related to or arising from its operation of the Post-Closing Business, including with respect to the effect of the operation of the Post-Closing Business on the Gross Profit or the amount of any Earn-Out Payment, provided, however, that the foregoing shall in no way prevent Sellers from contesting the preparation of the Earn-Out Statement and the calculation of the Earn-Out Payment pursuant to the foregoing provisions of this Section 3.02(2)."

5.   Section 12.01(6) is amended to delete the name "Joseph Uricchio."

6. Sellers and Strategic acknowledge and agree that it is a condition to Purchaser's obligation to close the transaction that Raymond J. Lonergan ("Lonergan"), Chetan G. Bhatt ("Bhatt"), William P. Rogers ("Rogers"), Thomas Gentilellia ("Gentilellia") (Lonergan, Bhatt, Rogers and Gentilellia are collectively referred to herein as the "Designated Philadelphia Employees"), Anne C. Zinger, Joseph R. Gouker, Joseph S. Zdun and Paul J. Simko, Jr. shall have executed employment agreements in form and substance satisfactory to Purchaser and by executing this Amendment Purchaser acknowledges that this condition has been satisfied or waived. Purchaser acknowledges that the written consents of Amoco and Ashland contemplated by
     Section 12.01(5) have not been obtained and by executing this Agreement acknowledges that obtaining such written consents has been waived as a condition to Closing.

7. The parties acknowledge that the Services Agreement has been amended by Letter Amendment of even date herewith.

                                      -2-

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8.   Section 14.16 Merck Jobs:

                  "If the total of Purchaser's direct costs incurred in connection with the completion of Merck Job #2F530 exceeds the sum of (i) 60% of the liability attributable to Merck Job #2F530 as reflected on the Closing Date Balance Sheet, and
                  (ii) 60% of that portion of the $32,171 to be billed to Merck after the closing date in connection with Merck Job #2F530 which is collected from Merck by Purchaser (such sum being referred to herein as the "Estimated 2F530 Cost"), then Sellers shall, subject to Section 9.04, promptly pay to Purchaser an amount equal to the amount by which such direct costs exceed the Estimated 2F350 Cost. If the total of Purchaser's direct costs incurred in connection with the completion of Merck Job #2F531 exceeds 70% of the liability attributable to Merck Job #2F531 as reflected on the Closing Date Balance Sheet (the "Estimate 2F531 Cost"), then Sellers shall, subject to Section 9.04, promptly pay to Purchaser an amount equal to the amount by which such direct costs exceed the Estimated 2F531 Cost. In the event of any dispute concerning Seller's obligation under this Section 14.16 such dispute shall be submitted to the Arbiter in accordance with
                  Section 3.04. The Arbiter shall resolve the dispute and such resolution shall be final and binding for all purposes of this Agreement."

9. Schedule 7.08(2) is hereby amended and restated as set forth in the attachment to this Amendment.

10. Strategic has agreed to pay to the employees of the Philadelphia branch a $2,000 ($4,000 for the Designated Philadelphia Employees) (in each case less applicable withholding), bonus upon Closing and to fund a bonus in the amount of $2,000 ($4,000 for the Designated Philadelphia Employees) (in each case less applicable withholding) payable to such employees who continue in the employment of Purchaser through December 31, 1998. Strategic shall fund the payment of the bonuses described in the preceding sentence, including, to the extent such bonuses are funded by Strategic and paid by Purchaser, any taxes payable and other out-of-pocket compensation related expenses incurred by Purchaser as a result of the Purchaser's payment of such bonuses.

11. Except as expressly amended herein, the Agreement shall remain unchanged and in full force and effect. Without limiting the foregoing, Strategic acknowledges that nothing contained in the third party consents or any other transaction documents shall limit the indemnification obligations of Sellers and Strategic under Section 9 of the Agreement. All of the undersigned ratify the within changes and agree to be bound by the Agreement as amended herein.

12. The Agreement, as amended by this Amendment, contains the entire understanding between the parties hereto with respect to the subject matter hereof and supersedes any prior or contemporaneous contracts, agreements, understandings and/or negotiations, whether oral or written with respect to the subject matter hereof.

                                      -3-

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13.  This Amendment may be executed in two or more counterparts, all of which together shall constitute one and the same instrument.

[signatures on the following page]

                                      -4-

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Executed the day and year first above written.

SELLERS:

AMERICAN TECHNICAL SERVICES GROUP, INC.


By: /s/ Andrew M. Bursky
    ---------------------------------
 Its: Chairman
    ---------------------------------
ATS PHOENIX, INC.


By: /s/ Andrew M. Bursky
    ---------------------------------
 Its: Chairman
    ---------------------------------

GUARANTOR:

STRATEGIC DISTRIBUTION, INC.


By: /s/ Andrew M. Bursky
    ---------------------------------
 Its: Chairman
    ---------------------------------


PURCHASER:

SPEC/ATS, INC.

By:
    ---------------------------------
Its:  Chairman
    ---------------------------------

GUARANTOR:

SPEC GROUP HOLDINGS, INC.

By:
    ---------------------------------
Its: President
    ---------------------------------

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Executed the day and year first above written

SELLERS:

AMERICAN TECHNICAL SERIVCE GROUP, INC.

By:
    ----------------------------------
Its: Chairman
    ----------------------------------

ATS PHOENIX, INC.

By:
    ----------------------------------
Its: Chairman
    ----------------------------------

GUARANTOR:

STRATEGIC DISTRIBUTION, INC.

By:
    ----------------------------------
Its: Chairman
    ----------------------------------

PURCHASER:

SPEC/ATS, INC.


By: /s/ Jean-Pierre Sakey
    ---------------------------------
 Its: Chairman
    ---------------------------------

GUARANTOR:

SPEC GROUP HOLDINGS, INC.


By: /s/ Jean-Pierre Sakey
    ---------------------------------
 Its: President
    ---------------------------------